                                                                      EXHIBIT 8B

                               FORM OF SCHEDULE B
                          ACCOUNTING SERVICES AGREEMENT

1.           Schwab California Municipal Money Fund                                November 6, 1990
             (formerly Schwab California Tax-Exempt Money Fund)

2.           Schwab Money Market Fund                                              April 8, 1991

3.           Schwab Government Money Fund                                          April 8, 1991

4.           Schwab Municipal Money Fund                                           May 3, 1991
             (formerly Tax-Exempt Money Fund)

5.           Schwab US Treasury Money Fund                                         November 5, 1991

6.           Schwab Value Advantage Money Fund                                     February 7, 1992

7.           Schwab Institutional Advantage Money Fund                             November 26, 1993

8.           Schwab Retirement Money Fund                                          November 26, 1993

9.           Schwab New York Municipal Money Fund                                  November 8, 1994
             (formerly Schwab New York Tax-Exempt Money Fund)

10.          Schwab Government Cash Reserves Fund                                  October 20, 1997

11.          Schwab New Jersey Municipal Money Fund                                January 20, 1998

12.          Schwab Pennsylvania Municipal Money Fund                              January 20, 1998

13           Schwab Florida Municipal Money Fund                                   February 16, 1998

14           Schwab Massachusetts Municipal Money Fund

                                            PFPC INC.

                                            By:
                                                   ---------------------------
                                                   Joseph T. Gramlich
                                            Title: Senior Vice President

                                            THE CHARLES SCHWAB FAMILY OF FUNDS

                                            By:
                                                   ---------------------------
                                                   Jeff Lyons
                                            Title: Executive Vice President and
                                                   Chief Operating Officer